UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 11, 2016

ARCHER-DANIELS-MIDLAND COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-44	41-0129150
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

77 West Wacker Drive, Suite 4600 Chicago, Illinois		60601
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (312) 634-8100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01	Financial Statements and Exhibits.

An exhibit is filed herewith in connection with the Registration Statement on Form S-3 (File No. 333-197958) filed by Archer-Daniels-Midland Company with the Securities and Exchange Commission. On August 11, 2016, Archer-Daniels-Midland Company issued $1,000,000,000 aggregate principal amount of the 2.500% Notes due 2026 (the “Notes”). This Current Report is being filed in connection with the offer and sale of the Notes and to file with the Securities and Exchange Commission the documents and instruments attached hereto as exhibits.

(d) Exhibits

1.1	Underwriting Agreement dated August 8, 2016

4.1	Form of 2.500% Notes due 2026

5.1	Opinion of Faegre Baker Daniels

23.1	Consent of Faegre Baker Daniels (included as part of Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCHER-DANIELS-MIDLAND COMPANY

Date: August 11, 2016	By	/s/ D. Cameron Findlay
		Name:	D. Cameron Findlay
		Title:	Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit	Description	Method of Filing

1.1	Underwriting Agreement dated August 8, 2016	Filed Electronically

4.1	Form of 2.500% due 2026	Filed Electronically

5.1	Opinion of Faegre Baker Daniels	Filed Electronically

23.1	Consent of Faegre Baker Daniels (included as part of Exhibit 5.1)